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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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                                 Date of Report
                        (Date of earliest event reported)

                                 March 21, 2002

                                  THE GAP, INC.
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             (Exact name of registrant as specified in its charter)

       Delaware                        1-7562                         94-1697231
--------------------------     --------------------------   ----------------------------------
 (State of incorporation)       (Commission File Number)     (IRS Employer Identification No.)

        Two Folsom Street
    San Francisco, California                                         94105
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(Address of principal executive offices)                            (Zip Code)

                                 (650) 952-4400
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                         (Registrant's telephone number,
                              including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5.   Other Events.

          On March 7, 2002, The Gap, Inc. completed a two-year $1,400,000,000 secured credit facility. A copy of the Credit Agreement is attached hereto as
Exhibit 10.1.

Item 7.   Exhibits.

10.1 Credit Agreement dated as of March 7, 2002, among The Gap, Inc., the LC Subsidiaries, the Subsidiary Borrowers, the Lenders and the Issuing Banks (as such terms are defined in the Credit Agreement), Salomon Smith Barney Inc., ("SSB") and Banc of America Securities, LLC ("BAS") as Joint Book Managers, BAS, HSBC Bank USA and JP Morgan Securities, Inc. ("JPM") as Co-Syndication Agents, ABN AMRO Bank N.V. as Documentation Agent, SSB, BAS, and JPM as Joint Lead Arrangers, and Citicorp USA, Inc. as Agent for the Lenders and the Issuing Banks thereunder.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE GAP, INC.
                                     (Registrant)


Date: March 21, 2002                 By: /s/ Heidi Kunz
                                        ---------------
                                        Heidi Kunz
                                        Executive Vice President and
                                        Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                           Description
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10.1                        Credit Agreement dated March 7, 2002